UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

Arcadia Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 Cousteau Place, Suite 105

Davis, CA 95618

(Address of principal executive offices, including zip code)

(530) 756-7077

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2021, Arcadia Biosciences, Inc. (the “Company”) held its 2021 annual meeting of stockholders (“Annual Meeting”).  The Annual Meeting was adjourned until June 15, 2021 and then until June 30, 2021 to allow additional time to obtain a quorum for the Annual Meeting.

On June 30, 2021, the Company reconvened its adjourned Annual Meeting.  Stockholders holding and entitled to vote 10,840,822 shares of common stock of the Company, or approximately 50.80% of the total outstanding shares of common stock on the record date for the Annual Meeting, were present at the Annual Meeting either by attendance via live audio webcast or by proxy. At the Annual Meeting, the stockholders voted on the following four proposals, each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2021.

The final results for each of the matters considered at the Annual Meeting were as follows:

PROPOSAL I: Election of Directors

The director nominees were elected to serve as a Class III directors until the Company’s annual meeting of stockholders in 2024, or until their successor is duly elected and qualified, or their earlier resignation, death, or removal. Due to plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Lilian Shackelford Murray	5,534,072	319,714	4,987,036
Amy Yoder	5,534,072	319,714	4,987,036

PROPOSAL II: Ratification of Selection of Independent Registered Public Accountants

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2021, was ratified by the affirmative votes of the stockholders. There were no broker non-votes on this proposal. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
10,575,070	205,546	60,206

PROPOSAL III: Advisory Vote on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,629,007	1,085,589	139,190	4,987,036

PROPOSAL IV: Advisory Vote on the Frequency of the Advisory, Non-binding Vote on Executive Compensation

The Company’s shareholders voted to approve, on an advisory basis, a frequency of one year for the advisory vote on compensation paid to the Company’s named executive officers, by the votes set forth in the table below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
5,108,887	105,714	262,710	376,475

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date: July 2, 2021	By:	/s/ PAMELA HALEY
	Name:	Pamela Haley
	Title:	Chief Financial Officer

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